Exhibit 10.20

Amendment to the OPTION AND JOINT VENTURE AGREEMENT
Of March 15th, 2001

It is hereby agreed this 14 day of May, 2002, to amend the OPTION AND JOINT VENTURE AGREEMENT of March _15         , 2001, (“The Agreement”) between MINERA ANDES INC., a corporation formed under the laws of Canada (“MAI”), MINERA ANDES S.A., a corporation formed under the laws of Argentina (“MASA”) and MAURICIO HOCHSCHILD & CIA. LTDA., a corporation formed under the laws of Peru (“MHC”).

By mutual consent as witnessed by the signing of this document it is hereby agreed that “Rights” as defined under the preamble of The Agreement and more particularly described in Schedule A of The Agreement will be modified effective as of May 15, 2002 to the areas of interest described in Exhibit 1.

Also, by mutual consent as witnessed by the signing of this document it is hereby agreed that MHC will hereafter take over the responsibilities of maintaining the Rights described in Exhibit 1as defined under section 7.1.4 (f) of The Agreement.

Neither party shall take any action during the Option Period to exclude from the Property any portion or parcel of the Rights described in Exhibit 1 without the consent of the other party, except in accordance with the procedure state in Section 7.2 of The Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day, month and year first above written.

MINERA ANDES INC.

By:	/s/ Allen V. Ambrose
Its:	President

MINERA ANDES S. A.

By:	/s/ Jorge Vargas
Its:

MAURICIO HOCHSCHILD & CIA. LTD.

By:	/s/ Jorge Benavides
Its:

EXHIBIT 1

PROPERTY TYPE	FILE	AREA REAL	Comments
El Pluma 1	410.411/MA/99	750	Ex cateo 402.845
El Pluma 2	412.277/MA/99	1000	Ex cateo 402.845
El Pluma 3	412.279/MA/99	750	Ex cateo 402.845
El Pluma 4	412.281/MA/99	1000	Ex cateo 402.845
El Pluma E1	410.412/MA/99	1000	Ex cateo 403.627
El Pluma E2	412.278/MA/99	1000	Ex cateo 403.627
El Pluma E3	412.280/MA/99	800	Ex cateo 403.627
Saavedra 10	413.395/MA/00	1000	in cateo
Saavedra 11	401.874/MA/01	1000	in cateo
Saavedra 12	401.875/MA/01	1000	in cateo
Saavedra 13	401.876/MA/01	1000	in cateo
Saavedra 14	401.877/MA/01	1000	in cateo
Saavedra 1a	410.093/MA/99	1000	in cateo
Saavedra 2a	410.091/MA/99	1000	in cateo
Saavedra 3	410.096/MA/99	800	ex cateo
Saavedra 4	410.095/MA/99	800	in cateo
Saavedra 5	410.089/MA/99	800	in cateo
Saavedra 6b	410.094/MA/99	800	ex cateo
Saavedra 7a	410.090/MA/99	1000	in cateo
Saavedra 8	410.092/MA/99	1000	in cateo
Saavedra 9	413.396/MA/00	1000	in cateo
SaavNE1	400.625/MA/01	1000	ex cateo
SaavNE2	400.626/MA/01	1000	ex cateo
SaavNE3	400.627/MA/01	500	ex cateo
Tres A	411.333/MA/99	1000	ex cateo
Tres B	411.334/MA/99	750	ex cateo
Tres C	414.264/MA/00	980	ex cateo
Tres Colores A	411.332/MA/99	1000	Ex cateo 406.002
Tres Colores B	411.331/MA/99	998.5	Ex cateo 406.002
Tres Colores C	414.643/MA/00	901	Ex cateo 406.002
Tres Colores D	414.642/MA/00	901	Ex cateo 406.002
Tres Colores E	414.641/MA/00	901	Ex cateo 406.002
Tres Colores F	414.640/MA/00	901	Ex cateo 406.002
Tres Colores G	414.639/MA/00	397.5	Ex cateo 406.002
Tres D	414.265/MA/00	770.13	ex cateo
Tres E	414.266/MA/00	999.93	ex cateo
Tres F	414.267/MA/00	999.93	ex cateo
Uno A	413.095/MA/00	840	ex cateo

Uno B	413.096/MA/00	840	ex cateo
Uno C	413.097/MA/00	820.2	ex cateo
Uno D	400.765/MA/01	840	ex cateo
Uno E	400.766/MA/01	840	ex cateo
Uno F	400.764/MA/01	594	ex cateo
Uno G	401.507/MA/01	1103.7	ex cateo 406.943
Uno H	401.508/MA/01	560.4	ex cateo 406.943
Uno I	401.509/MA/01	560.4	ex cateo 406.943
AGUAS VIVAS	403.089/MSC/01	9992
		50490.69

PLANO GENERAL DE PROPIEDADES -ARGENTINA
LEYENDA
Area total de Propiedades = 50,490.69 Has.
Nº DE PROPIEDADES = 47